THORNBURG                                                 Rule 497(k)(1)(i)
FLORIDA
INTERMEDIATE
MUNICIPAL
FUND


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Fund Profile
October __, 1999

This Profile summarizes key information about the Fund that is included in the Fund's prospectus. The Fund's prospectus includes additional information about the Fund, including a more detailed description of the risks associated with investing in the Fund that you may want to consider before you invest. You may obtain the prospectus and other information about the Fund at no cost by calling 800-847-0200.

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Investment Goal

The Fund's primary goal is providing as high a level of current income exempt from federal income tax as is consistent, in the view of the Fund's investment adviser, with preservation of capital. The Fund also seeks exemption from the Florida "intangibles" tax imposed by Florida on certain securities held by individuals. Its secondary goal is to reduce fluctuations in its net asset value relative to long-term municipal bond portfolios. No assurance can be given that these goals will be achieved.

Principal Investment Strategy of the Fund

The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations which are issued by the State of Florida and Florida state agencies and local governments and their agencies and by certain United States territories and possessions. The Fund invests in obligations which are rated as investment grade or, if unrated, which are issued by obligors deemed by the Fund's investment adviser to be comparable to obligors with outstanding investment grade obligations. The Fund's portfolio is "laddered" by investing so that some obligations mature during each of the coming years. The Fund pursues its secondary goal of reducing share price fluctuations by maintaining a dollar-weighted average portfolio maturity of normally three to ten years.

Thornburg Management Company, Inc. (TMC) actively manages the Fund's portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of debt securities, and analysis of specific securities. The Fund ordinarily will acquire securities for investment rather than for realization of gains on market fluctuations. However, it may dispose of any security before its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Prospectus you will find a discussion of the market conditions and investment strategies which significantly affected the Fund's performance during the last fiscal year. You may obtain copies of the Fund's most recent Annual and Semiannual Reports and Prospectus at no cost by calling the Fund's Distributor, Thornburg Securities Corporation, at (800) 847-0200.

Principal Risks

The value of the Fund's shares and its dividends will fluctuate in response to changes in interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced. During periods of declining interest rates the Fund's dividends decline. The value of Fund shares also could be reduced if municipal obligations held by the Fund were downgraded by rating agencies, or went into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due or changes the tax treatment of interest on municipal obligations. Because the Fund invests primarily in obligations originating in Florida, the Fund's share value may be more sensitive to adverse political or economic developments in that state. A portion of the Fund's dividends may be subject to the federal alternative minimum tax. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in a Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is a nondiversified investment company, and means that it may invest a greater proportion of its assets in the securities of a single issuer. This may be riskier, because a default or other adverse condition affecting such an issuer could cause the Fund's share price to decline to a greater degree.

Past Performance of the Fund

The following information provides some indication of the risks of investing in the Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A share performance to the Merrill Lynch Municipal (7-12 years) Bond Index, a broad measure of market performance. Performance in the past is not necessarily an indication of how the Fund will perform in the future.

<The following is presented as a bar graph in the Prospectus>
Intermediate Florida Fund Annual Total Returns Class A Shares
-------------------------------------------------------------

15%
     12.19
10%
                    7.28
5%                         5.81
             4.67
 0%

-5%   1995   1996   1997   1998

Year to date return period ended 9/30/99:  ___%

Highest quarterly results for time period shown:  4.68% (quarter ended
3/31/95).
Lowest quarterly results for time period shown:  (3.09)% (quarter ended
3/31/94).

The sales charge for Class A shares is not reflected in the returns shown in the bar chart, and the returns would be less if the charge was taken into account.

Intermediate Florida Fund Average Annual Total Returns
---------------------------------------------------------
(periods ended 9/30/99)

                  One Year    Five Years    Since Inception
                                               (2/1/94)
                  --------    ---------     --------------
Class A Shares     ____%        ____%            ____%
M-L Bond Index     ____%        ____%            ____%

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if the buy and hold shares of the Fund.

SHAREHOLDER FEES (Fees paid directly from your investment)

                                                        Class A
                                                        --------
     Maximum Sales Charge (Load) on Purchases            2.00%
     (as a percentage of offering price)
     Maximum Deferred Sales Charge (Load)
      on Redemptions                                     0.50%*
     (as a percentage of redemption proceeds or original purchase price, whichever is lower)

  * Imposed only on redemptions of purchases greater than $1 million in the event of a redemption within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Thornburg Florida Intermediate Municipal Fund

                                                        Class A
                                                        --------
     Management Fee                                       .50%
     Distribution and Service (12b-1) Fees                .25%
     Other Expenses                                       .36%
                                                        --------
            Total Annual Fund Operating Expenses         1.11%*

*Thornburg Management Company, Inc. (TMC) intends to reimburse a portion of the Class A other expenses, so that actual Class A other expenses are 0%, and actual total fund operating expenses are .75%. Reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year   3 Years   5 Years   10 Years
                       ------   -------   -------   --------
     Class A Shares     $460     $693      $945      $1,668

Investment Adviser and Portfolio Managers

The Fund's investment adviser is Thornburg Management Company, Inc. (TMC), providing investment management and administrative services. Brian J. McMahon and George Strickland, both of whom are managing directors of TMC, are the portfolio managers for the Fund. Mr. McMahon has managed municipal bond portfolios for TMC since 1984, and Mr. Strickland has performed municipal bond credit analysis and management since joining TMC in 1991. Mr. McMahon and Mr. Strickland are assisted by other employees of TMC in managing the Fund's portfolio.

Purchase of Fund Shares

The Fund is authorized to issue multiple classes of shares, but currently offers only Class A shares. Purchases of Class A shares are described below.

                               Sales Charge
                    as a percentage    as a percentage
Purchase Amount     of Offering Price of Net Asset Value
---------------     ----------------- ------------------
[S]                        [C]                [C]
Less than $250,000         2.00%              2.04%
$250,000 to 499,999.99     1.50%              1.52%
$500,000 to 999,999.99     1.25%              1.25%
$1,000,000 and up          0.00%*             0.00%*

*No sales charge will be payable at the time of purchase on investments of $1 million or more made by a purchaser. A contingent deferred sales charge will be imposed on these investments in the event of a share redemption within 1 year following the share purchase at the rate of 1/2 of 1% of the value of the shares redeemed.

Shareholders who sign a letter of intent to purchase more than $50,000 over 13 months may buy Class A shares at a reduced sales charge. Certain shareholders may buy Class A shares at no sales charges:

     Shareholders who purchase shares within 24 months of redeeming Class A shares;

     Customers of trust companies or bank trust departments;

     Customers of fee for service broker dealers and financial advisers;

     Shareholders investing through a dealer's wrap program;

     Shareholders whose orders are placed through certain brokers maintaining omnibus accounts.

The minimum purchase to open an account is $5,000. Minimum additional purchase for any account is $100. Minimum account size is $1,000, and accounts falling below that amount may be subject to mandatory redemption. Purchases may be made by mail, through your financial advisor or by telephone.

Redeeming Fund Shares

You can withdraw money from your Fund account on any Fund business day by redeeming some or all of your shares (selling them back to the Fund either directly or through your financial advisor). Your shares will be purchased by the Fund at the net asset value next computed after your order is received in proper form. If your purchase was subject to a contingent deferred sales charge within one year of purchase, the charge will be deducted. You may redeem Fund shares by mail, through your financial advisor, or by telephone. if you have previously signed up for the telephone redemption feature.

Distributions

The Fund distributes substantially all of its net income and realized capital gains to shareholders each year. The Fund declares its net investment income daily and distributes it monthly. The Fund will distribute any net realized capital gains at least annually. Distributions are reinvested automatically in additional shares unless you elect to receive them in cash. Income dividends attributable to tax exempt municipal obligations owned by the Fund are exempt from the federal individual income tax, but some portion of these dividends could be subject to the alternative minimum tax. Dividends attributable to market discount on portfolio securities and distributions of net short-term capital gains are taxable as ordinary income. Any distributions of long-term capital gains are taxed as long-term capital gains for federal income tax purposes. Florida does not currently impose an individual income tax. Income dividends may not be exempt from state income taxes imposed by other states or taxes imposed on persons who are not individuals. Florida imposes a personal property or "intangibles" tax which is generally applicable to securities owned by individual residents in Florida, but the intangibles tax will not apply to Fund shares if the Fund's assets as of the close of the preceding calendar year consist only of obligations of Florida and its political subdivisions and obligations of the United States, Puerto Rico, Guam or the United States Virgin Islands.

Other Fund Services

* Thornburg Funds telephone representatives: Monday through Friday from 7:30 a.m. to 4:30 p.m. Mountain Time, at 1-800-847-0200.

* Thornburg Funds Audio Response System: 24 hours a day, 7 days a week. Call 1-800-847-0200.

* The Automatic Investment Plan: transfer as little as $100 from your bank account on a weekly, monthly or quarterly basis.

* Exchange Class A shares of any other Thornburg Fund for Class A shares of the Fund without paying any additional sales charge.

* Website: Contact Thornburg on the Internet at www.Thornburg.com

Contact your financial advisor or the Fund for more information on these and other services available to you.


Please call 1-800-847 or your financial adviser for an application to purchase shares of the Fund. A copy of the Fund's prospectus will be sent to you with the application.


                                  <LOGO>
                              Thornburg Funds
                         Investing With Integrity

               Thornburg Securities Corporation, Distributor
             119 East Marcy Street, Santa Fe, New Mexico 87501
                              800-847-0200
           www.thornburg.com    e-mail: postmaster@thornburg.com